METROPOLITAN SERIES FUND, INC.

                                POWER OF ATTORNEY

     We, the  undersigned  members  of the Board of  Directors  of  Metropolitan
Series Fund, Inc. (the "Fund"), hereby severally constitute and appoint the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of the Fund, and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Met/AIM Capital Appreciation Portfolio, a Series of Met Investors Series Trust, into BlackRock Legacy Large Cap Growth Portfolio, a series of the Fund, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements and amendments thereto.

Witness our hands on the date set forth below.

Signature                                   Title                              Date


/s/ H. Jesse Arnelle                        Director                           February 2, 2009
---------------------
H. Jesse Arnelle


/s/ Elizabeth M. Forget                     President, CEO & Chairman of the   February 2, 2009
-----------------------
Elizabeth M. Forget                         Board


/s/ Steve A. Garban                         Director                           February 2, 2009
-------------------
Steve A. Garban


/s/ Nancy Hawthorne                         Director                           February 2, 2009
-------------------
Nancy Hawthorne


/s/ John T. Ludes                           Director                           February 2, 2009
-----------------
John T. Ludes


/s/ Michael S. Scott Morton                 Director                           February 2, 2009
---------------------------
Michael S. Scott Morton


/s/ Linda B. Strumpf                        Director                           February 2, 2009
--------------------
Linda B. Strumpf


/s/ Arthur G. Typermass                     Director                           February 2, 2009
-----------------------
Arthur G. Typermass


                                         (May be executed in counterparts)